Exhibit 10.18

AMENDMENT No. 2 dated as of December 16, 2025 (this “Amendment”), among VICTORIA’S SECRET & CO., a Delaware corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as (a) Administrative Agent (in such capacity, the “Administrative Agent”) under the First Lien Credit Agreement dated as of August 2, 2021 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and the Administrative Agent and (b) Collateral Agent under the Loan Documents (in such capacity, the “Collateral Agent”). Capitalized terms used by not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Amended Credit Agreement, as applicable, except as otherwise expressly set forth herein.
WHEREAS the Company has requested, and the undersigned Lenders (whether in the capacity of each Lender as a Consenting Lender or a New Lender) have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein;
WHEREAS, (a) each Lender holding a Loan under the Credit Agreement immediately prior to the consummation of the transactions specified in Section 2 hereof (each, an “Existing Lender”) that executes and delivers a signature page to this Amendment at or prior to 5:00 p.m., New York City time, on December 15, 2025 (the “Delivery Time”, and each such Existing Lender, a “Consenting Lender”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date (as defined below), and (b) each Existing Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each such Existing Lender, a “Non-Consenting Lender”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Section 2.19(b) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Non-Consenting Lenders under the Loan Documents will be assumed by (i) certain Consenting Lenders and/or (ii) certain financial institutions that are not Existing Lenders and that are party hereto (each such financial institution referred to in this clause (ii), a “New Lender”), in each case in accordance with Sections 2.19(b) and 9.05 of the Credit Agreement and Section 2 hereof);
NOW, THEREFORE, the Company, the undersigned Lenders, the Administrative Agent and the Collateral Agent hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Concerning the Term Lenders and the Loans under the Credit Agreement.
(a) Subject to the terms and conditions set forth herein, on the Amendment Effective Date but immediately prior to giving effect to the transactions and amendments specified in Section 3 hereof, (i) each New Lender shall become, and each Consenting Lender shall continue to be, a “Term Lender” and a “Lender” under the Credit Agreement and (ii) each New Lender shall have, and each Consenting Lender shall continue to have, all the rights and obligations of a “Term Lender” and a “Lender” holding an Initial Term Loan under the Credit Agreement and the other Loan Documents.
(b) Pursuant to Sections 2.19(b) and 9.05 of the Credit Agreement, on the Amendment Effective Date but immediately prior to giving effect to the transactions and amendments specified in Section 3 hereof, (i) each Non-Consenting Lender shall be deemed to have assigned, delegated and transferred its Initial Term Loans, and (ii) each Consenting Lender that will be allocated an aggregate amount of the Initial Term Loans as of the Amendment Effective Date that is less than the aggregate amount of Initial Term Loans of such Consenting Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Lender by the Administrative Agent prior to the date hereof), in each case of (i) and (ii), shall be deemed to have assigned, delegated and transferred the portion of its Initial Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 9.03 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, and, in the case of its Initial Term Loans, at a purchase price equal to par (the “Loan Purchase Price”). Upon (A) payment to a Non-Consenting Lender of (x) the Loan Purchase Price with respect to its Initial Term Loans so assigned, delegated and transferred pursuant to this paragraph (b) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Initial Term Loans through but excluding the Amendment Effective Date (which shall be paid by the Company), and (B) the satisfaction of the applicable conditions set forth in Sections 2.19(b) and 9.05 of the Credit Agreement (but without the requirement of any further action on the part of such Non-Consenting Lender, the Company, any other Loan Party or the Administrative Agent), such Non-Consenting Lender shall cease to be a party to the Credit Agreement.
(c) Subject to the terms and conditions set forth herein, on the Amendment Effective Date but immediately prior to giving effect to the transactions and amendments specified in Section 3 hereof, (i) to the extent any Consenting Lender will be allocated an aggregate amount of the Initial Term Loans as of the Amendment Effective Date that is more than the aggregate amount of the Initial Term Loans of such Consenting Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Lender by the Administrative Agent prior to the date hereof), each such Consenting Lender agrees to assume from JPMorgan the portion of such excess amount (at a purchase price equal to par) such that, immediately after such assignment and assumption, such Consenting Lender holds Initial Term Loans in an amount equal to the amount set forth opposite such Consenting Lender’s name on Schedule 1.01(a) hereto and (ii) each New Lender, if any, set forth on Schedule 1.01(a) hereto agrees to assume from JPMorgan Initial Term Loans in an aggregate amount equal to the amount set forth opposite such New Lender’s name on Schedule 1.01(a) hereto (at a purchase price equal to par).
(d) Each New Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Initial Term Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved and agrees to be bound by, the Credit Agreement, the Amended Credit Agreement and each other Loan Document and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Amendment Effective Date.
(e) Each New Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Initial Term Loans in accordance with Section 2(c) hereof, hereby (x) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents, (ii) from and after the Amendment Effective Date (until such time as such New Lender ceases to be a Lender in accordance with the terms of the Amended Credit Agreement), it shall be bound by the provisions of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as a Lender and shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Initial Term Loans and either it, or the Person exercising discretion in making its decision to acquire the Initial Term Loans, is experienced in acquiring assets of such type, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase its allocation of the Initial Term Loans, (v) it has delivered to the Borrower and the Administrative Agent any tax documentation required to be delivered by such New Lender pursuant to the terms of the Credit Agreement, the Amended Credit Agreement, duly completed and executed by such New Lender, and (vi) it is an Eligible Assignee, (y) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (z) agrees that it will perform in accordance with their respective terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(f) The transactions described in this Section 2 will be deemed to satisfy the requirements of Sections 2.19(b) and 9.05 of the Credit Agreement in respect of the assignment of the Initial Term Loans so assigned, delegated and transferred pursuant to this Section 2, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments. By execution of this Amendment, the Company hereby consents to the assignments contemplated by this Section 2.
(g) This Amendment shall be deemed to be the written consent of each of the Administrative Agent and each Issuing Bank required pursuant to clause (i) of the proviso to Section 2.19(b) of the Credit Agreement with respect to the mandatory assignments contemplated herein.
SECTION 3. Amendments. Effective on the Amendment Effective Date, and immediately after giving effect to the transactions contemplated by Section 2 hereof, the Credit Agreement will be amended as below and Schedule 1.01(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) hereto. From and after the effectiveness of this Amendment, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement.
(a) The following definitions shall be inserted in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:
““Amendment No. 2” means Amendment No. 2 dated as of December 16, 2025.”
““Amendment No. 2 Effective Date” means the date of effectiveness of Amendment No. 2, December 16, 2025.”
(b) The definition of “Adjusted Daily Simple SOFR” in Section 1.01 of the Credit Agreement shall be amended to read in its entirety:
““Adjusted Daily Simple SOFR” means an interest rate per annum equal to the Daily Simple SOFR; provided that, notwithstanding the foregoing, Adjusted Daily Simple SOFR shall at no time be less than 0.50% per annum.”
(c) The definition of “Adjusted Term SOFR” in Section 1.01 of the Credit Agreement shall be amended to read in its entirety:
““Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to Term SOFR for such Interest Period; provided that, notwithstanding the foregoing, Adjusted Term SOFR shall at no time be less than 0.50% per annum.”
(d) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement shall be amended to read in its entirety:

““Applicable Rate” means, for any day, with respect to the Initial Term Loans, (x) with respect to ABR Loans, 1.75% per annum and (y) with respect to Term SOFR Loans, 2.75% per annum. The Applicable Rate for any Class of Additional Term Loans shall be as set forth in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment.”
(e) Section 2.12(c) of the Credit Agreement shall be amended to read in its entirety:
“In the event that, on or prior to the date that is six months after the Amendment No. 2 Effective Date, the Company (x) prepays, repays, refinances, substitutes or replaces any Initial Term Loans as part of a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.11(b)(iii) that constitutes a Repricing Transaction) or (y) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Company shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders, (I) in the case of clause (x), a premium of 1.00% of the aggregate principal amount of the Initial Term Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Initial Term Loans that are the subject of such Repricing Transaction outstanding immediately prior to such amendment. If, on or prior to the date that is six months after the Amendment No. 2 Effective Date, all or any portion of the Initial Term Loans held by any Term Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19(b)(iv) as a result of, or in connection with, such Term Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment referred to in clause (y) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

SECTION 4. Representations and Warranties. The Company represents and warrants that:
(a) This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) As of the Amendment Effective Date, the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and the other Loan Documents in effect on the date hereof are true and correct (i) in the case of representations and warranties that are qualified by materiality, in all respects and (ii) otherwise, in all material respects, on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (i) in the case of representations and warranties that are qualified by materiality, in all respects and (ii) otherwise, in all material respects, as of such specified earlier date).
(c) As of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default under the Amended Credit Agreement has occurred and is continuing.
SECTION 5. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent and the Required Lenders) of the following conditions precedent (the date of satisfaction of all such conditions, the “Amendment Effective Date”):
(a) The Administrative Agent (or its counsel) shall have received from the Company and each Lender (which Lenders shall, after giving effect to the transactions contemplated by Section 2 hereof, constitute all of the Lenders under the Credit Agreement) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b) The Collateral and Guarantee Requirement shall have been satisfied.
(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the existence and good standing of the Loan Parties.
(d) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President, a Director or a Financial Officer of the Company, confirming the representations and warranties set forth in Section 4 of this Amendment.

(e) The Administrative Agent shall have received (i) all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under any Loan Document and (ii) all accrued and unpaid interest under the Credit Agreement.
The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6. Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 7. Fees. The Company agrees to pay to the Administrative Agent, for the account of each Lender, a fee in an amount previously agreed between the Company and the Administrative Agent. Such fee shall be due and payable on the Amendment Effective Date.
SECTION 8. Expenses. The Company agrees to reimburse each of the Administrative Agent and the Collateral Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with the transactions contemplated hereby to the extent required under Section 9.03(a) of the Amended Credit Agreement.
SECTION 9. Reaffirmation by the Company. The Company, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which the Company grants liens or security interests in its property or acts as a guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent the Company granted liens on or security interests in any of its property pursuant to any such Loan Document as security for, or guaranteed, the Obligations under the Loan Documents, ratifies and reaffirms such grant of security interests and liens and such guarantee and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.
SECTION 10. Counterparts; Amendments. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
SECTION 12. Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
SECTION 13. Incorporation by Reference. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.
SECTION 14. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VICTORIA’S SECRET & CO.
by
/s/ Scott Sekella
Name: Scott Sekella
Title: Chief Financial and Operating Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Collateral Agent,
by
/s/ Sean Bodkin
Name: Sean Bodkin
Title: Executive Director
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